UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2012

Anixter International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10212	94-1658138
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2301 Patriot Blvd, Glenview , Illinois		60026
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	224-521-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2012, the Board of Directors of Anixter International Inc. (the "Company"), upon the recommendation of the Nominating & Governance Committee, amended the Amended and Restated By-laws of the Company to provide for a majority vote standard in the election of directors. The amendments took effect upon adoption by the Board of Directors. The Board amended Section 1 of Article III of the Amended and Restated By-laws to provide that in all uncontested elections of directors of the Company (i.e., an election where the only nominees are those recommended by the Board), to be elected as a director, a nominee must receive a majority of the votes cast with respect to that nominee’s election by shares present in person or represented by proxy at the meeting of stockholders and entitled to vote on the election of directors. The amendment states that a "majority of the votes cast" means that the number of shares voted "for" a nominee’s election exceeds the number of votes cast "against" that nominee’s election. The amendment further provides that in all contested elections of directors of the Company, the vote of a plurality of the shares present in person or represented by proxy at the meeting of stockholders and entitled to vote on the election of directors will be required to elect directors. Sections 2 and 9 of Article II of the Amended and Restated By-laws were also amended for purposes of consistency. Prior to the amendments, nominees for director were elected in all circumstances by a plurality vote.

In connection with the amendments to the Amended and Restated By-laws, the Board also amended, effective February 23, 2012, the Corporate Governance Guidelines of the Company to require an incumbent director who fails to receive a majority of votes cast with respect to his or her election in an uncontested election to tender his or her resignation. Such resignation will be considered by the Nominating & Governance Committee, which will make a recommendation to the Board whether to accept or reject the resignation. The Board will act on the recommendation no later than 90 days following the date of the stockholders’ meeting, and the Company will publicly disclose the Board’s decision in a Form 8-K. The amended Corporate Governance Guidelines can be found on the Company’s website at http://investors.anixter.com/phoenix.zhtml?c=87282&p=irol-govhighlights.

A copy of the Amended and Restated By-laws of the Company, effective February 23, 2012, is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

3.1 Amended and Restated By-laws of the Company, effective February 23, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anixter International Inc.

February 24, 2012	By:	Theodore A. Dosch

Name: Theodore A. Dosch
Title: Executive Vice President - Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-laws of the Company, effective February 23, 2012